                                                                   EXHIBIT 10.17

                              INDENTURE OF LEASE

     THIS INDENTURE OF LEASE is made at       Monrovia          , California,
                                       -------------------------
this twentieth day of October, 1983, by and between
     ---------        -------    --                -----------------------------
       Dale E. Turner and Frances R. Turner                       , as Lessor,
------------------------------------------------------------------
and Staar Surgical Company, a California Corporation               , as Lessee.
    --------------------------------------------------------------

                               WITNESSETH THAT:

     IT IS MUTUALLY UNDERSTOOD AND AGREED by and between the parties hereto that this lease is made for the term and upon the conditions and agreements hereinafter expressed, each and all of which parties hereto acknowledge to have read, and with each and everyone of which the parties hereto agree to comply, to-wit:

     1. PROPERTY OWNERSHIP: Lessors do hereby warrant and covenant that they hold title to the real property described in Schedule ("A") attached hereto and that they have full capacity and ability to lease said property to the Lessee, including the building and improvements now in place or scheduled to erected or installed on said premises in conformance with the plans and specifications and plot plan therefor that has been mutually agreed upon by the parties hereto.

     2. DEFINITIONS: A. Whenever the words "demised premises", "demised property", "leased property", "premises", or words of similar import, are used in this Lease they are intended and shall be construed to mean and include both the real property and all improvements thereon or provided to be constructed or installed thereon as described, set forth or provided for in Schedule "A", and as designated in the plans and specifications for said improvements, unless a different meaning is clearly required by the context.

          B. LEASEHOLD IMPROVEMENTS: Leasehold improvements designation as used herein shall be construed to mean and include those special improvements constructed or installed, at Lessor's expense, on demised premises as a part thereof, at request of Lessee, that are described, set forth or provided for in Schedule "A" and/or the Lessee and Lessor approved plans and specifications or modifications thereto agreed to in writing by Lessee and Lessor.

          C. LESSEE IMPROVEMENTS: The words "Lessee Improvements" as used herein shall be construed to mean those improvements installed by either the Lessor or Lessee, at Lessee request and expense, that remain the property of Lessee and do not become a part of the demised premises.
          D. SCHEDULES, EXHIBITS AND LEASE ADDITIONS: All schedules, exhibits and lease additions attached hereto or referred to herein hereby are incorporated herein and made a part hereof.
          E. HEAD NOTES: The paragraph head notes are inserted merely for convenience and are not to be construed as part of this Lease or in any way affecting it.
          F. GENDER: As used herein the neuter gender includes both the masculine and feminine, and the singular number includes the plural and vice versa.

     3. LEASE CONSIDERATION: The Lessors, for and in consideration of the payment of the rents and payments in the nature of rent herein reserved and agreed to be made by the Lessee, and of the performance and observance by the Lessee of all and singular, the terms, covenants, conditions, provisions and agreements which are herein contained, and which are to be kept, performed, observed and fulfilled by the Lessee, and subject to the matters hereinafter set forth, has demised and leased, and by these presents does demise and lease unto the Lessee, and the Lessee has hired, and by these presents does hire and take from the Lessor, for the term hereinafter provided, certain real property located at 1911 Walker Avenue
           ---------------------------------------------------------------------
in the City of Monrovia         , County of  Los Angeles  , State of California,
               -----------------            --------------
and all improvements now located thereon or provided to be constructed thereon, as particularly described, set forth or provided in Schedule "A" attached hereto, and in conformance with the plans and specifications and plot plan therefor, Exhibit "A", that has been mutually agreed to and approved by endorsement thereon by both parties hereto.

*1.  4.   LEASE TERM:  The term of this lease shall be sixty-two months,
                                                       ----------------
commencing on November 1, 1983 and terminating at midnight December 31, 1988,
              ----------------                             -----------------
provided construction or installation of improvements as specified or provided for herein to be provided by Lessor are substantially completed and ready for occupancy on commencement date herein stated.
*2.       If, however, the demised premises shall not be ready for occupancy by
_________, by reason of any delay or delays caused by a common carrier, or by order, decree, or judgement of any court or judge thereof, or by any contractor, or by fire or other casualty, or by reason of strikes, lockouts, acts of God, or by any other cause or causes beyond the control of Lessor, whether similar or dissimilar to any of the foregoing, then, and in such event, Lessor shall not be liable to Lessee for any loss or damage whatsoever occasioned thereby, directly or indirectly, nor shall this Lease be void or voidable on account of any such delay, or delays, but in that event there shall be no rental payments until commencement date has been established as herein provided. The term of this Lease shall be extended for a period equal to such delay or delays, as might be occasioned, provided, such resultant commencement date shall not be later than the date Lessor has substantially finished the constructions and installation of improvements herein provided for and delivers or offers delivery of possession of same to Lessee.

*3.  5.   RENTAL:  The Lessee covenants and agrees to pay the Lessor, as rent for said premises as described in Schedule "A", the sum of six hundred
                                                           -----------
eighty-four thousand and no/100 dollars ($684,000.00), payable in equal monthly
-------------------------------
installments of eleven thousand four hundred and no/100 ($11,400.00)
                ---------------------------------------

                                       1
TDE FORM 41960
Revised 7/1/76
* 1. Provisions of Paragraph 4 are extended by Paragraph 1 of First Lease Addition.
* 2. Provisions of Paragraph 4 are further extended by Paragraph 2 of First Lease Addition.
* 3. Provisions of Paragraph 5 are extended by Paragraph 3 of First Lease Addition.

during each and every month of the term of this Lease commencing on date as provided in Paragraph Four (4) hereof.

Each installment of rent shall be paid to the Lessors by the Lessee in advance, on or before the first day of each and every calendar month during the term
                -------
hereof. Should the commencement date of this Lease be on a day other than the first of a calendar month, then the rental for the first month of the term
-------
hereof shall be prorated so as to make all other payments due on the first of
                                                                    -------
each month as herein provided.

     In addition to the rental payments provided for above, Lessee covenants and agrees to pay to Lessor, equal monthly payments of no dollars ($ no) during each
                                                   --          ----
and every month of the term of this Lease commencing on commencement date and ending on termination date of the Lease Term as established in Paragraph 4 hereof, for the Leasehold Improvements installed in accordance with provisions of Schedule A. Lessee and Lessor approved plan and specifications, or at written request of Lessee.

     6. TAXES AND ASSESSMENTS: As additional rent the Lessee agrees to pay to proper authority or to reimburse Lessor for any such payments made by Lessor, as the Lessor may designate, promptly as the same become due and payable, all taxes and general and special assessments levied upon or assessed against the leased property or any part thereof which are assessed and are, or become, a lien during the term of this Lease. Unless and until the Lessor gives the Lessee written notice that it elects to have such payments made by the Lessee direct the Lessor shall itself first pay all such taxes and assessments and the Lessee shall, on written notice of the amount of any such payment, reimburse the Lessor therefor in full within ten (10) days after such notice. If and in the event the Lessor gives the Lessee written notice that it elects to have such payments made by the Lessee direct the Lessee shall make all such payments directly to the proper tax collecting authority prior to delinquency and forthwith thereafter shall deliver to the Lessor original or duplicate receipts evidencing such payments. If the Lessee fails to make any such payment within such time, the Lessor may, at its option, make the same and in such event the Lessee shall, on demand, repay to the Lessor within ten days the amount so paid by Lessor.

     The Lessee shall be entitled to protest or challenge any such tax or assessment or the validity thereof in the name of the Lessor or otherwise, but any such action shall be at its own cost and expense and without cost or expense to the Lessor or the demised premises, and no such action shall be taken or maintained without first delivering an indemnity agreement from a solvent licensed surety company in an appropriate sum guaranteeing to hold the Lessor and the demised premises free and harmless from loss, cost, expense or liability in connection with or arising out of any such action.

     If any special assessment made against the property covered by this Lease may, at option of the owner of the property, be paid in installments or covered by bond which is payable in installments, then the Lessee shall be entitled to require that the assessment be paid in installments or that the bond be issued, and in such case the Lessee shall be liable only for the payment of such installments, or the prorate thereof, as become payable during the term of this Lease.

     The first at such taxes and assessments to be paid by the Lessee, either directly or by reimbursement to Lesser shall be those payable for the fiscal tax year in which the term of this Lease begins and the last of such tax and assessments shall be those for the fiscal year in which the term of this Lease ends; provided however the amount of such payments for the first and last fiscal years shall be pro-rated to coincide with the beginning and the end of the term hereof.

     The Lessee shall pay and discharge before delinquency any and all taxes and assessments against property of any kind or nature belonging to Lessee or placed or kept upon or about the demised premises and agrees to save and hold the Lessor and the demised premises free and harmless from any liability therefor or in lien thereof.

     7. SECURITY DEPOSIT. As security for the faithful performance of the terms, conditions and covenants of this Lease, as well as to indemnify the Lessor for damages, costs, expenses and attorney's fees to which Lessor may be put by reason of any default by Lessee, Lessee hereby agrees to deposit with the Lessor the sum of eleven thousand five hundred Dollars, ( $11,500.00 ), at least
                 ------------------------------          ------------
one-half of said sum shall be paid at time of signing this Lease and any balance of said sum be paid prior to taking of possession of the premises hereby demised. In the event that Lessee shall be in default at any time prior to termination hereof, then Lessor may apply the security deposit in payment of its costs, expenses and attorney's fees in enforcing the terms hereof, and/or in payment of any damages or loss suffered by Lessor, provided that nothing herein contained shall be construed to mean that the recovery of damages by Lessor against Lessee shall be limited to the sum of the Security Deposit. In the event any portion or all of the Security Deposit is applied as aforesaid, then Lessee shall within thirty (30) days after notification of such expenditures from said Security Deposit deposit with Lessor additional sums so that the Security Deposit in the hands of Lessor shall at all times during the term of the Lease total eleven thousand five hundred & no/100 Dollars ($11,500.00). Subject to
     ----------------------------------------        -------------
application of the Security Deposit to the payment of sums due in accordance with the foregoing provisions, any moneys remaining in the hands of the lessor as Security Deposit, upon termination of the Lease, shall be refunded to the
Lessee:

     8. CONSTRUCTION. Lessor, at his own cost and expense, shall forthwith, after the delivery of this Lease executed by the parties hereto, begin and with all reasonable expedition thereafter proceed to erect and install upon the herein, described premises any required improvements as may be set forth in Schedule "A" attached hereto and any such improvements shall be erected or installed in accordance with plans and specifications agreed to and approved by endorsement thereon by both parties. Said improvements shall conform to the applicable building codes, laws, ordinances, rules and regulations as attested to by the local authorized building inspector's initial or signature on building permit card designating satisfactory completion.

     9. RESTRICTIONS AND RESERVATIONS. This Lease is made and accepted and the demised premises leased subject to conditions, covenants, restrictions, reservations, easements and rights of way of record, and other is excepted and reserved unto the Lessor and to its successors and assigns all water, oil, gas and other hydrocarbons and other minerals in and under said demised property.

    10. ACCEPTANCE OF POSSESSION: Lessee covenants and agrees that, prior to taking possession of the demised premises, it will inspect and examine the condition of the said demised premises and every part thereof and that such inspection and examination shall be made within five (5) days from date Lessor notifies Lessee that the demised premises are ready for occupancy and the Lessee will take and accept possession and occupancy of demised premises on date of said inspection, provided facilities are found to be in substantial conformance with specifications set forth in Schedule "A". Acceptance of possession of the herein demised premises by Lessee shall constitute an agreement by Lessee with Lessor that the demised premises are in good and tenantable condition and that Lessor has complied with each and every obligation on its part to be performed relating thereto, except Lessor shall and hereby agrees that any incomplete work or items not in conformance with specifications set forth in Schedule "A", at time of inspection, will without delay, and with reasonable expedition thereafter be repaired, completed or otherwise made to conform to said specifications, and thereafter, unless otherwise expressly provided for herein, Lessee shall have no claims or demands and shall not assert any claims or demands of any character based upon or arising out of the condition of the demised premises, or any alleged failure of the Lessor to provide demised property in the manner and within the time provided for in this Lease.

    If Lessee does not take possession as herein provided, this Lease shall be, at Lessor's option, terminated by reason of default on the part of the Lessee and the Security Deposit, herein provided for, will be paid to and forfeited to the Lessor and in addition Lessee will reimburse Lessor for all expenditures made by Lessor in providing the Leasehold improvements for Lessee as specified in Schedule "A" and/or Lessee and Lessor approved plans and specifications or by written request of Lessee and Lessee shall also repay Lessor for any expenditures by Lessor for removal of any of said Leasehold Improvements not deemed to be an asset to the demised premises by the Lessor.

    11. RECORDATION: This Lease shall not be recorded but the Lessor and the Lessee shall, at option of either party, when the construction herein provided for is completed, and the commencement date hereof has been determined execute a written memorandum in recordable form, fixing the commencing and termination dates of this Lease, and include therein Lessee's acceptance of the demised property and acknowledgement of compliance by Lessor with the provisions of Paragraph 8 hereof.

    12. PERSONAL INJURIES AND PROPERTY DAMAGES: Lessee expressly agrees that Lessor shall not be liable to Lessee or any other person in privity with Lessee for any injury or damage to property that may occur on demised premises during term of this Lease. The Lessee shall and agrees to indemnify and forever save the Lessor and the demised premises free and harmless from and against (a) any and all liability, penalties, losses, damages, costs and expenses, causes of action, claims or judgements arising from or growing out of any injury or injuries suffered or claimed by any person or persons or any damage or damages to any property as a result of any accident or other occurrence during the term of this Lease occasioned by any act or acts or omissions of the Lessee, its officers, employees, agents, servants, subtenants, concessionaires, licencees, contractors, invitees or permittees, or arising from or growing out of the maintenance, occupation, operation, or the use or misuse of the demised premises by any person or persons, during the term of this Lease, and (b) from and against all legal costs and charges, including reasonable attorneys' fees, incurred in and about any of such matters and the defense of any action arising out of the same or in discharging the demised premises or any part thereof from any and all liens, charges or judgements which may accrue or be placed thereon by reason of any claim or claims hereunder.



*4. 13. PUBLIC LIABILITY INSURANCE: The Lessee shall and agrees, at its own cost and expense, to procure and maintain in force and effect at all times during the term hereof a policy or policies of public liability insurance issued by an insurance company or companies approved by Lessor, in which the Lessor shall be named as the insured or one of the insured covering all of the demised premises which are the subject of this Lease irrespective of the use and occupancy thereof, and insuring the Lessor against loss, damage or liability in minimum amounts of $50,000.00 - Property damage in any one occurrence; $250,000.00 for death or injury to any one person in any one occurrence $500,000.00 for death or injury to two or more persons in any one occurrence. The limits of said policy or policies shall not limit liability of Lessee hereunder.

    The Lessee shall and agrees to furnish to the Lessor from time to time, at its (the Lessee's) option, either a certificate or certificates or the actual insurance policy or policies of the insurance carrier or carriers, indicating insurance in compliance with the terms and provisions of this paragraph to be in full force and effect. In the event the Lessee shall at any time during the term hereof fail, neglect or refuse to procure, maintain or renew any such insurance the Lessor may procure or renew such insurance, but shall be under no obligation so to do, and any premium or premiums incurred or paid by the Lessor therefor shall be charged against the Lessee, as an item in the nature of rent, and shall be added to and deemed a part of and paid with the next installment of rental payable by the Lessee to the Lessor hereunder.

    14. FIRE AND COMPREHENSIVE INSURANCE: Lessor or Lessee, at option of Lessor, shall obtain and keep in effect insurance on the demised premises covering fire and any peril included in the California standard form of extended coverage, in the amount of the stipulated replacement value of the demised premises, as established and agreed with the insurance carrier to be 100% of the cost of replacement, and also insurance against vandalism, malicious mischief and war damage, when available. In addition to the other coverage herein stipulated said insurance shall, in case of damage to or destruction of demised premises, provide for payment to Lessor of up to twelve (12) monthly rental installment payments payable by Lessee to Lessor during the time of repair or replacement of damage to or destruction of demised premises. Any premium or premiums incurred or paid by the Lessor therefor shall be charged against the Lessee, as an item in the nature of rent, and shall be added to and deemed a part of and paid with the next installment of rental payable by the Lessee to the Lessor hereunder. Should a loss occur the Lessee agrees to promptly endorse to the Lessor any checks that may be made payable to the Lessee by the insurance company in payment of such loss.

    It is understood and agreed between Lessee and Lessor that it is the responsibility of Lessee to insure Lessee improvements and that they shall not be covered by the Fire and Comprehensive insurance Policy covering the demised premises.

    Lessee agrees and shall not use or permit said premises or any part thereof to be used, nor acts to be done, which will increase existing rate of insurance upon adjacent property or cause a cancellation of any insurance policy covering said demised premises or adjacent property or any part thereof, nor shall Lessee sell or permit to be kept, used or sold in or about said premises any article which may be prohibited by the standard form of fire

*4. Provisions of Paragraph 13 are modified by Paragraph 4 of First Lease Addition.

insurance policy. Lessee shall at his sole cost and expense comply with any and all requirements pertaining to said premises necessary for the maintenance of fire and extended coverage and public liability insurance, as herein provided.

     15. SUBROGATION: Lessor and Lessee each shall procure forthwith after the execution of this Lease from each of the insurers under appropriate policies of insurance issued to or carried by Lessor and Lessee, respectively, pertaining to the demised premises and to Lessee's business to be conducted thereon, a waiver in writing of subrogation which said insurer might have or thereafter acquire against Lessor and Lessee, respectively, and shall thereafter forthwith upon becoming insured or reinsured under any such policy or policies of insurance procure applicable waivers of subrogation as provided for herein.

     16. USAGE: Lessee may use said demised premises for the purpose of conducting the business of general offices, sales, manufacturing and
                           -----------------------------------------
distribution of medical devices and any other allied or related line of business
-------------------------------
permitted in Zone M-1 locations as provided in the ordinances of Monrovia.
                                                                 --------
Lessee shall and agrees that it will not use demised premises for any illegal or immoral purposes and that Lessee will keep, maintain and operate the demised premises in a clean, orderly and business-like condition and manner and in compliance with the best standards and practices, and in conformity with all mandates, laws, ordinances and regulations of all judicial, administrative and governmental bodies having jurisdiction. Lessee shall at all times indemnify and forever save the Lessor harmless from and against all fines, penalties, loss, damage, costs, expense, attorney's fees and other charges imposed for or resulting from any violation by any person or persons, at, in or about the demised premises, of any mandates, ordinances, regulation and laws of all judicial, administrative and governmental bodies having jurisdiction thereover. Lessee shall not use the Leased Premises or any part thereof so as to constitute a nuisance to or otherwise substantially interfere with owners or occupants of adjoining or neighboring property or so as to cause cancellation of or prevent the use of standard form fire insurance policy or insurance covering any peril included in the California standard form of extended coverage. Lessee may install or maintain any machinery or apparatus reasonable and necessary for the purpose of its business, but will use due precaution and available safeguards to prevent injury to the demised premises. All damage or injury to the demised premises caused by the use or misuse during the term of this Lease, or in removal therefrom, shall be repaired and demised premises restored to original condition by the Lessee at his sole expense, provided Lessee shall not be required to restore items attributable to fair wear and tear. The parking area allocated to this building and included as a part of the demised premises shall not be used for production work, storage or other non-parking uses without the prior written consent of the Lessor.

     17. PUBLIC UTILITY CHARGES: The Lessee shall pay and discharge all electric, gas, water, telephone, fuel and other public utility charges arising out of or in any manner connected with the furnishing of services to the premises herein demised or any part or position thereof and shall hold said premises and all thereof and the Lessor harmless of and from any and all claims, demands or liabilities arising out of or in any manner connected with the failure of the Lessee to pay and discharge any such charge.

*5. 18. REPAIRS AND MAINTENANCE: During the entire term of this Lease the Lessee shall and agrees to, at its own cost and expense, make any and all proper or necessary repairs, alterations and replacements to the demised premises and keep and maintain all of the demised premises and every part thereof clean and in good order, condition and repair as they shall be upon commencement of the term hereof, reasonable wear and tear excepted, and in compliance with all applicable laws and regulations and orders of public authority, whether now in effect or hereafter adopted or issued; and the Lessor shall not be liable for or be called upon to make or do any repairs alterations, replacements, painting or maintenance in or upon the demised premises or any part or portion thereof under any condition whatsoever except in accordance with the terms and provisions of Paragraph 20 hereof. Provided, however, that Lessor shall be required to repair any defects in or to the leased premises which appear, notification of which is given in writing by Lessee to Lessor, during the first year of the term of said Lease, and which are due to improper or faulty construction or installation. The obligation of the Lessee with respect to repairs, alterations, replacements and maintenance as set forth in this paragraph is intended and understood to and shall cover and include but not be limited to the following: all plumbing, heating, cooling, ventilating, lighting, fire-protection and utility installations, fixtures and apparatus; all roofs, walls and foundations; all painting, windows and glass; all stairways, doors, shades and shutters; all locks and hardware; all fences or enclosures; all ground surfacing, walks, aprons and curbs; and all planting and ornamentation. In the event the Lessee shall at any time during the term hereof fail, neglect or refuse to make or do any and all repairs, replacements or maintenance required to be made or done by it under the terms and provisions of this paragraph the Lessor, upon ten (10) days written notice and the failure of the Lessee to make or do required repairs, alterations, replacements or maintenance within such time, may make or do such repairs, alterations, replacements or maintenance for the account of the Lessee, but shall be under no obligation so to do, and any costs and expenses incurred or paid by the Lessor therefor shall be charged against the Lessee and shall be added to and deemed a part of and paid with the next installment of rental payable by the Lessee to the Lessor hereunder. The Lessee hereby waives the provisions of Section 1942 of the Civil Code of the State of California and any and all other statutes or laws, whether now in force or hereafter adopted, permitting a tenant to make repairs at the expense or for the account of the owner or to terminate a lease by reason of the condition of the premises. Lessee shall not be responsible for repair or replacement of any structural defects in the demised premises, that may appear, that are due to improper or faulty construction or installation. Lessee shall be responsible for the repair or replacement of Lessee improvements, if and when needed.

     19. CHANGES, ALTERATIONS AND RESTORATION: Lessee shall have the right to make, at its own expense, such improvements to the leased premises as it deems necessary for its own use provided that none will be made affecting the structural components of the building leased hereby without Lessor's prior written approval. Title to improvements made at Lessee's expense shall remain in Lessee until the conclusion or sooner termination of this Lease. Lessee shall not remove any improvements made by it, except those improvements covered by prior written removal permission granted by Lessor, and upon the conclusion or sooner termination of this Lease title to said improvements shall forthwith vest in Lessor, and Lessee agrees to execute such documents as Lessor may request to effectuate such vesting. The improvements referred to are all improvements other than trade fixtures, machinery and equipment installed and used by Lessee in its business, and shall include, without limiting the generality of the foregoing, lighting fixtures, lighting, gas, water, power and other conduits, pipes, power installations, plumbing installations, air condition-

TDE FORM 41960
Revised 7/1/76

5. Provisions of Paragraph 18 are extended by Paragraph 5 of First Lease
Addition.

ing; heating, sprinkler systems, fencing and partitions, except that such improvements shall not include portable partitions or other portable installations.
     Signs, trade fixtures, machinery and equipment placed or installed upon or within the Leased Premises by Lessee shall remain the property of Lessee and may be removed by Lessee at any time prior to the last day of the term of this Lease, and all such property shall remain Lessee's personal property, however, any damage caused to the demised premises by reason of the installation, usage or removal thereof shall be repaired and paid for by Lessee. Provided, that should any such trade fixtures, machinery and equipment be left upon the demised premises by Lessee at the end of the term or prior termination of this Lease, such property shall be and become Lessor's property, at Lessor's option, if Lessee has not removed same within five (5) days after notice has been given to Lessee that such property remains upon the demised premises.
     Upon the termination of this Lease Lessee shall restore the Leased premises to Lessor in the same condition as when Lessee received same, excepting reasonable wear and tear, damage or destruction for which Lessee is not liable under provisions of this Lease, and improvements made by Lessee which under the provision of this Paragraph become the property of Lessor. Provided, however, that Lessor, in its discretion, may require Lessee to remove any improvements made by Lessee even though under the terms of this Paragraph such improvements would otherwise become the property of Lessor. Such restoration shall be completed by Lessee not later than the last day of the term or sooner termination of this Lease.

*6. 20. DAMAGE OR DESTRUCTION OF LEASED PREMISES: Should the demised building or buildings become destroyed or damaged by fire or other insured loss or by calamity such as earthquake, flood, or similar or dissimilar violent actions of the elements, or by act of God, war, threats of war, bombing, insurrection, invasion, falling objects from without the premises, explosions occurring off the premises without the fault of Lessee or Sublessee and not resulting from the activities of Lessee or Sublessee, or other calamities of such nature, then:
     (a) If the damage be so slight as not to interfere substantially with the use of said building or buildings by Lessee, Lessor shall repair the same to substantially the same condition as it was in immediately preceding the damage with due diligence, and there shall be no abatement of rent. If Lessor does not commence said repairs within thirty (30) days from the date of notification of such damage or after such commencement fails to proceed with due diligence to complete said repairs Lessee may obtain an appropriate reduction in rental for damaged space in accordance with Paragraph 41 hereof, from said date of such damage until such repairs have been completed.
     (b) If damage is substantial but renders the premises untenantable only in part and Lessee may nevertheless continue its operation therein, Lessor shall repair the same to substantially the same condition it was immediately preceding the damage if such work can be completed within ninety (90) days from the date of notification of such fire, loss or calamity, and there shall be an abatement of rent for damaged space, as provided in Paragraph 41 hereof, from said date of such damage until such repairs have been completed. If Lessor does not commence said repairs within thirty (30) days from the date of notification of such damage or after such commencement fails to proceed with due diligence to complete said repairs Lessee may cancel this Lease on ten (10) days written notice of intention to do so if said repairs are not commenced or proceeding as herein provided within said ten (10) days.
     (c) If the building or buildings are totally destroyed, Lessor may rebuild the building or buildings to substantially the condition in which it or they were immediately preceding the destruction if the work can be commenced within thirty (30) calendar days of notification of damage and completed within one-hundred-twenty (120) days after commencement. Within thirty (30) days after such notification of destruction, Lessor may by written notice to Lessee cancel this Lease. Lessee may cancel this Lease on ten (10) day written notice if, (1) within thirty (30) days after such notification of damage to Lessor if Lessor fails to notify Lessee in writing within said thirty (30) days that Lessor intends to rebuild and that work can be commenced within thirty (30) calendar days and completed within one-hundred twenty (120) days from commencement, if not delayed by causes beyond control of Lessor, or (2) if the rebuilding is not in fact completed within such period due to the lack of diligence of Lessor. Any cancellation shall be effective as of the date of destruction. In the event of rebuilding, rent shall be abated, in accordance with provisions of Paragraph 41 hereof, from the date of destruction to completion of rebuilding, but said period shall be included as part of the term of this Lease unless it be mutually agreed by and between Lessee and Lessor that this Lease should be extended by said period.
     (d) In event of loss or damage of Leasehold Improvements through calamity such as earthquake, flood, Act of God, war, act of war or any other cause not covered by insurance Lessee hereby agrees to replace or repair all Leasehold Improvements, at his sole cost and expense, to as good or better condition as they were just prior to such loss or damage, unless the demised building is damaged at same time to the extent that the Lease is cancelled as provided for in this Lease Paragraph 20, in which event the total of all the unpaid monthly Leasehold Improvement payments, provided for in Paragraph 5 of this Lease, due Lessor from Lessee for said Leasehold Improvements for each and every unexpired month of the full term of this Lease, as set forth in Paragraph 4 of this Lease shall be paid by Lessee to Lessor within thirty (30) days after such loss.
     (e) In the event Lease is not cancelled because of damage or destruction, as provided for in this Lease Paragraph 20, and Lessee desires Lessor to replace or repair such loss or damage to said Leasehold Improvements, Lessor agrees to make such repair or replacement at Lessee's expense.
     (f) In the event of loss or damage of Leasehold Improvements that are covered by insurance Lessor hereby agrees to either replace or repair said Leasehold Improvements with insurance funds without cost to Lessee provided this Lease is not cancelled as provided for in this Paragraph 20 and Lessee continues making the monthly Leasehold Improvement payments for in Paragraph 5 of this Lease. If Lease is cancelled per terms of this Paragraph 20 the insurance funds received by Lessor for such insured loss will be accepted by Lessor as full payment of and will relieve Lessee from making any further monthly Leasehold Improvement payments provided for in Paragraph 5 of this Lease.
     (g) In the event of loss or damage of Lessee Improvements, whether insured or not, Lessee shall have the option of determining whether to replace or repair or not to replace or repair such Lessee Improvements. Any replacement or repair of Lessee Improvements shall be at the expense of Lessee.
     Any sums payable to Lessor by Lessee for repair, replacement or rebuilding, as provided for in this Paragraph 20, shall be due and payable in progressive payments as work is completed for major job and in any event all sums shall be due and payable ten (10) days after completion of such repair, replacement or rebuilding.
     Lessee shall not be entitled to collect from Lessor any compensation or damages on account of any inconveni-

6.  Paragraph 20 provisions are extended by Paragraph 6 of First Lease Addition.

ence or annoyance of any work of repair or rebuilding or because of any injury, damage, or destruction of demised premises except that it shall be entitled to a pro rata reduction in rent payable during such period of repair as herein provided.
     Lessor shall not be entitled to collect from Lessee any compensation or damages on account of any damages or destruction to demised premises caused by calamity such as earthquake, flood, or similar violent action of the elements, war or act of war, or act of God, or covered by fire or extended overage insurance, however, in the event the damages or destruction were caused directly or indirectly by the Lessee through the use or misuse of the demised premises Lessee shall not be entitled to Lease cancellation privileges or rent abatement as herein provided and shall pay Lessor for all repairs and rebuilding not covered and paid for by any insurance and in addition Lessee will pay Lessor reasonable compensation for supervising said repairs or rebuilding. Provided further that in the event Lessor does repairs or rebuilding as provided for in subparagraphs (a), (b) and (c) Lessor shall not thereby be deemed to have waived its right or be estopped to contend that it was not obligated to do so. In the event Lessor makes such repairs or rebuilding and it be thereafter determined that said repairs or rebuilding were the obligation of the Lessee then Lessor shall have the right to reasonable compensation and to reimbursement from Lessee of expenditures made in such repairs or rebuilding and for any reduction or abatement of rental taken by Lessee.

     21. BANKRUPTCY OR INSOLVENCY OF LESSEE: This Lease and the interest of Lessee hereunder shall not be subject to garnishment or sale under execution in any proceeding which may be brought against or by Lessee without the written consent of Lessor, and this Lease and all rights of Lessee hereunder shall, at the option of Lessor, cease and terminate upon Lessee, or any person or persons acting for or against Lessee, filing a petition in bankruptcy which petition remains undismissed for a period of thirty (30) days, making an assignment for the benefit of creditors, entering into a composition with creditors, entering into any reorganization proceeding under the terms of the Bankruptcy Act or being by any court adjudged bankrupt or insolvent. Not withstanding anything to the contrary herein provided. Lessor may, at its option, in either or any of such events, without notice to Lessee or any other person or persons, immediately re-enter and take possession of the demised premises and terminate this Lease with or without process of law, such process and or notice being expressly waived by the Lessee. The option hereby given to Lessor to terminate may be exercised at any time or stage of any of the contingencies herein noted, and no delay in exercising the right to terminate shall constitute a waiver or release of such right. Under such termination all installments of rental earned to the date of termination and unpaid together with any other sums accrued to Lessor as herein provided shall at once become due and payable and, in addition thereto, Lessor shall have all rights provided by the bankruptcy laws relating to the proof of claims of an anticipatory breach of an executory contract. In no event shall this Lease or any interest of Lessee therein be considered as an asset of Lessee in any bankruptcy receivership or other judicial proceeding.

     22. LOSS THROUGH CONDEMNATION OR EMINENT DOMAIN: In the event all the demised premises or more than ten (10) per cent of the floor area of the building or buildings on the leased premises or more than twenty five (25) per cent of the demised ground area not occupied by buildings shall be appropriated, condemned or taken by eminent domain this Lease may, at option of either Lessee or Lessor, be terminated. In the event this Lease is not terminated in total as provided in this paragraph and in the event less than ten (10) per cent of the demised floor area and twenty-five (25) per cent of the demised ground area be appropriated, condemned or taken by eminent domain this Lease shall terminate only as to the part appropriated, condemned or taken and the Lessor shall, without delay, do any remodeling or repairs necessary to put remaining portion of demised premises in good and operative condition and repair. Any and all award or compensation arising from such appropriation, condemnation or taking shall be paid and belong to Lessor except any award for damage or loss of use of fixtures, Lessee Improvements machinery and equipment of Lessee, which later award shall belong to Lessee, and there shall be an abatement in rent payable after the actual taking and during the balance of the term hereof in accordance with Paragraph 41 hereof.

     23. CONVEYANCE OR ENCUMBRANCE OF PREMISES: In the event of a conveyance or transfer of the fee title to the demised premises or of the Lessor's interest in this Lease, and of the assumption in writing by the grantee or transferee of the provisions, covenants and conditions herein contained on the part of the Lessor to be kept and performed, then and in that event and upon there being delivered to the Lessee an executed copy of such assumption agreement, the Lessor shall be relieved and discharged of and from any and all further obligations or liability thereafter accruing hereunder. This Lease shall be at all times subject and subordinate to the lien or liens of mortgage or trust deeds now on or that Lessor may put on demised premises, and to all advances made or hereafter to be made upon the security thereof as well as any renewals or extensions of the same. The Lessee agrees at any time during term hereof, and from time to time upon written request of the Lessor to execute, acknowledge and deliver to the Lessor a statement in writing certifying that this Lease is in full force and effect, and if there have been modifications, stating the modifications, and the dates to which the rent and other charges in the nature of rent have been paid in advance, if any, and current financial condition of Lessee, it being intended that any such statements may be relied upon by any prospective purchaser of, or by the holder or prospective holder of any obligation secured by any lien upon the fee title to the demised premises. The Lessor agrees that the Lessee shall have the right at any time to redeem for the Lessor by payment, any mortgages, or other liens upon the demised property made or suffered by the Lessor and not agreed herein to be paid by the Lessee, in the event of default of payment by the Lessor, and to be subrogated in the event of such payment to the rights of the holder thereof.
     Lessor hereby warrants that demised premises are now free and clear of any lien or mortgage that might negate the terms of this Lease, as long as Lessee is not in default per terms of this Lease at any time during term of this Lease. Should Lessor, during the term of this Lease, place a lien or mortgage on said demised premises proper subrogation provisions shall be included in such lien or mortgage to protect Lessee's right to lease said demised premises for the term set forth in Paragraph 4 of this Lease, provided Lessee is not then in default and continues to fulfill all the obligations of Lessee per terms of this Lease.

     24. DEFAULT OF LESSEE: Should default be made and continue for ten (10) days after written notice from the Lessor specifying such default, either of vacating or abandonment of premises by Lessee or in the payment of any portion of the rent, or items in the nature of rent, or other charges, whether similar or dissimilar thereto, herein provided to be paid by the Lessee as and when the same come due, or should default be made and continue for thirty (30) days after written notice from the Lessor specifying such default, in the performance of any of the other covenants herein contained on the part of the Lessee to be kept or performed, provided, that if the default complained of is of such a nature that the same cannot be rectified in such thirty (30) day period as aforesaid, then such default shall be deemed to be rectified if Lessee shall have within the said thirty (30) day period commenced and shall diligently continue to remedy any such default until the same shall have been fully rectified or performed, the Lessor or its agent or attorney shall have and at its option may exercise any one or more of the following rights and remedies each of which shall be cumulative and in addition to all other rights and remedies authorized by law:
     (a) It may, without terminating this Lease, bring and maintain an action for any amount due and unpaid.
     (b) It may re-enter and take possession of the premises, remove all persons and property therefrom and, at its option, declare this Lease and the leasehold estate hereby created to be, and thereupon shall be and become, terminated and ended. In this event such default shall be deemed to be a breach of this Lease in its entirety and the Lessor, at its option, shall thereupon be entitled to recover from the Lessee pursuant to the provisions of section 3308 of the Civil Code of the State of California the worth at the time of such termination of the excess, if any, of the amount of the rent and charges or items equivalent to or in the nature of rent reserved in this Lease for the balance of the term hereof over the rental that can then be obtained for the premises for the same period.
     (c) It may re-enter and take possession of the premises and remove all persons therefrom and, at its option, without declaring this Lease or the leasehold estate created hereby terminated or ended, may re-let the premises herein demised or any portion thereof, for the account of the Lessee for such rent and upon such terms as it may deem proper, or it may operate said property itself. In this event if a sufficient sum shall not be thus realized, after-paying the expenses of re-entry, reletting, collecting, or of operating said property, and all other damages or expenses sustained by Lessor, to satisfy the rent hereby reserved or items equivalent to or in the nature of rent payable by the Lessee plus payments that may be herein reserved for leasehold improvements the Lessee agrees forthwith to satisfy and pay any such deficiency as and when the same arises and as and when demanded by the Lessor.
     In the event of any such reletting, as herein provided, the Lessee agrees that any and all of its furniture, furnishings, machinery, equipment, trade fixtures and all Lessee Improvements that are in, on or about the demised premises may be used by the Lessor or its tenant until the expiration of the natural term or any earlier termination of this Lease, without payment of or any liability for rent, compensation or other charge: but if, on the expiration of the natural term or any earlier termination of this Lease the total net amount so collected or received by the Lessor from and through any such reletting has exceeded the total amount accrued and due and unpaid from the Lessee then such excess shall be paid to the Lessee.
     In the event Lessor takes and operates property itself Lessor shall waive all payment of rent and items in the nature of rent during period of such operation and shall, each month, credit Lessee with an amount equivalent to their rental for use of any of its furniture, furnishings, machinery, equipment and trade fixtures.
     In the event of any such reletting by the Lessor, as herein provided, the Lessor may execute any such lease either in the name of Lessor or in the name of Lessee, as Lessor may see fit, and the tenant therein named shall be under no obligation whatsoever to see to the application by the Lessor of any rent collected by Lessor from such tenant, nor shall Lessee have any right or authority whatever to collect any rent whatever from such tenant. Such reletting to another tenant may be for the unexpired term of this Lease, or any lesser part thereof or for a longer period of time, in which latter event the period of time in excess of the term of this Lease shall be for the sole account of Lessor. At Lessor's option this Lease may nevertheless be terminated by written notice to Lessee prior or subsequent to such reletting. Nothing herein contained shall be construed as obligating Lessor to re-let or lease the whole or any part of the leased premises in case of default by Lessee.
     Any re-entry or repossession of sid premises by the Lessor, or any notice served in connection therewith shall not operate to release the Lessee from any obligation under this Lease, except with the written consent of the Lessor.
     In the event of any such re-entry by the Lessor, the Lessor may, at its option, require the Lessee to remove from the premises any of the Lessee's property located thereon. If the Lessee fails to do so, within ten (10) days after written notice to do so, the Lessor shall not be responsible for the care or safekeeping thereof and may remove any of the same from the demised premises and place the same in storage in a public warehouse at the cost, expense and risk of the Lessee with authority to the warehouseman to sell the same in the event that the Lessee shall fail to pay the costs of transportation and storage all in accordance with the rules and regulations applicable to the operation of a public warehouseman's business. Any refusal by a public warehouseman to accept personal property upon such conditions shall be conclusive evidence that same is of no substantial value, and shall be an unconditional warrant to the Lessor for disposing of the same in any manner it sees fit and without accountability for any alleged value thereof. In any and all such cases of re-entry the Lessor may make any repairs in, to or upon the demised premises which may be necessary and the Lessee hereby waives any and all claims on account of any and all damage which may be caused or occasioned by such re-entry or any of the aforesaid acts of the Lessor or by reason of any loss or destruction or damage to any property in or about the demised premises or any part thereof.
     In addition to the foregoing rights and remedies the Lessor shall have and at its option may exercise all other rights and remedies, whether similar or dissimilar to the foregoing and whether now or hereafter authorized by law or equity, it being understood that each and all of the rights and remedies available to the Lessor shall be cumulative and none of them exclusive.
     Whenever a right of re-entry is given to the Lessor by the terms of this Lease, the Lessor may exercise the same by agent or attorney, and with or without legal process, such process and any demand for possession of said premises being expressly waived by the Lessee, and the Lessor may use all force necessary to make such entry and to hold the demised premises after such entry, and to remove the Lessee and any other person and property from the demised premises; and the Lessor shall be entitled, on application to a court of competent jurisdiction, to have a receiver appointed in aid of the enforcement of any remedy herein provided for.
     25. ASSIGNMENT AND SUBLETTING. It is agreed that the Lessee's leasehold interest in the demised premises shall not, nor shall any part or portion thereof or any interest therein, be sold, assigned, sublet, transferred or encumbered, voluntarily, by operation of law or otherwise, without the written consent of the Lessor first had and obtained; and the Lessee agrees that it will not attempt to assign, sell, transfer, encumber or hypothecate this Lease or any part or portion thereof or interest therein without such written consent; provided however, such restriction shall not apply to the transfer to the personal representative or distributee of a deceased individual Lessee; and provided further, the Lessee may, if it is not in default and without release from liability hereunder, assign this Lease and leasehold estate or any interest therein or right thereto, to a subsidiary, affiliated, related or successor corporation, or any corporation with which Lessee may become merged and consolidated, for any use permitted in this Lease; provided, however, that as such assignment shall be effective until delivery to the Lessor of a written instrument or instruments executed by Lessee and such assignee, evidencing such assignment and such assignee's acceptance thereof and assumption of all further obligations of the Lessee hereunder.
     Any attempt to assign, transfer, encumber or hypothecate the Lessee's interest or any portion thereof, and any attempt to sublet the demised premises or any portion thereof, contrary to the terms of this Lease, shall be void and of no force or effect; provided however, the Lessor shall not and agrees that it will not arbitrarily withhold its consent to the subletting of the premises or any part thereof to any subtenant of good character for the purpose of operating a business that will not be harmful to the premises or out of keeping with the general character of business conducted in and about the immediate neighborhood.
     Any consent given by the Lessor to the Lessee of any assignment of this Lease or any interest herein, or to any subletting hereunder, shall not be construed as a consent to any further or subsequent assignment or subletting or as a waiver of the right of the Lessor to object to any further or subsequent assignment or subletting, to which its consent has not been first had and obtained.
     The Lessee, together with all assignees, if the Lessor elects to treat such assignees as tenants, shall be held and hereby agree to be held jointly and severally responsible for the payment of rent and the faithful fulfillment of all the covenants, terms and conditions of this Lease.

     26. ENTRY AND RIGHT OF INSPECTION. The right is reserved to Lessor to enter upon said premises at all reasonable times, and at any time in an emergency, for the purpose of examination and inspection, and making repairs, alterations or improvements to the extent permitted herein or exercising any of the rights under this Lease or for posting notices required by law. Lessor, however, shall make any repairs, alterations or improvements at such times so as to inconvenience as little as possible Lessee in the operation of its business. During the last thirty (30) days of the term of this Lease, Lessor shall have the right to post or display on said premises such "For Rent" or "For Sale" signs as Lessor shall deem advisable and also to show said premises to prospective Lessees or purchasers.
     Lessee shall have the right to require Lessor to be escorted by an employee of Lessee during any entry by Lessor provided for herein.

     27. DELIVERY & PREMISE CONDITION ON TERMINATION. Upon the expiration of the term hereof or upon the cancellation or earlier termination of this Lease by the Lessor or by operation of law for any cause whatsoever the Lessee shall deliver and yield up the premises herein demised to the Lessor in as good condition and repair as the same may be upon commencement of the term hereof, obsolescence, damage by earthquake or other casualty or act of God and reasonable wear and tear excepted.

     28. WAIVER OF BREACH. No waiver of any rights and/or remedies by the Lessor of any breach or breaches of any provision, covenant, or condition of this Lease or provided by law shall be construed to be a waiver of any preceding or succeeding breach of such provision, covenant or condition or of any other provision, covenant or condition, and time is of the essence of each and every provision, covenant and condition herein contained and on the part of either the Lessor or on the part of the Lessee to be done and performed. Any forebearance in seeking a remedy for any breach shall not be deemed a waiver of any rights or remedies with respect to such breach.

     29. SIGNS. Lessee agrees not to paint or install, or to allow to be installed, any sign on the exterior of the said demised buildings, except on the windows thereof, without the written consent of the Lessor first had and obtained; except the Lessee is hereby granted permission to erect the usual trade signs on the exterior of the demised building, on condition that the signs and designs of the said signs are first submitted for the written approval of the Lessor, and that the Lessee comply strictly with all applicable ordinances now in effect or which may hereafter become effective in connection with the size, style, maintenance and erection thereof provided. Lessee agrees to remove said signs, repair damage caused by sign installation and removal, and repaint building exterior as necessary to remove all trace of sign installation upon termination of this Lease.

     30. PROVISIONS OF ENFORCEMENT: This Lease contains all of the conditions, covenants, stipulations, agreements and provisions agreed upon between the parties hereto in relation to the demised premises; and this Lease supercedes and cancels each and every other agreement, promise and/or negotiation between the parties with reference to the demised premises; and neither party shall be bound by any inducement, statement, representation promise or agreement not in conformity herewith.
      In the event any suit is brought by either party against the other to protect its rights hereunder or to enforce any of the terms and provisions of this Lease, or to collect any sum alleged to be due hereunder, then it is agreed that the successful party in such suit shall be entitled to attorney's fees and expenses in a reasonable amount to be fixed by the Court and included in any judgement rendered in such action if such action is prosecuted to judgement of a Court; if action is settled without being prosecuted to judgement the successful party shall be entitled to reasonable attorney's fees and expenses included in said settlement.
      If Lessor is made a party defendant to any litigation with Lessee concerning the operation of this Lease or the leased premises or the occupancy thereof by Lessee, then Lessee shall hold harmless lessor from all liability by reason of said litigation, including reasonable attorney's fees and expenses incurred by Lessor in any such litigation, whether or not any such litigation is prosecuted to judgement.
     The various rights, options, elections and remedies of the Lessor provided by law or contained in this Lease shall be construed as cumulative, and no one of them as exclusive of any of the others or of any right or priority allowed by law.
      It is agreed that this Lease shall be construed pursuant to the laws of the State of California and that the execution hereof be deemed to have taken place on the part of all signatories hereto within the County of Los Angeles, State of California.

     31. EXECUTION OF RECORD MAPS. In the event the Lessor subdivides all or any part of the real property forming a part of the demised premises into a tract or tracts containing the same, and with or without adjacent property, the Lessee shall and agrees to, upon the request of the Lessor, join in the execution of such sub-division or record map or maps as may be prepared in connection therewith on the condition that no part of the demised premises shall be dedicated on said sub-division or record map or maps for any public purpose that will interfere with the use thereof by the Lessee in connection with its right or occupancy under the terms and provisions hereof.

     32. SUCCESSORS AND ASSIGNS. Each of the provisions, covenants and conditions of this Lease shall, subject to the provisions as to assignment, extend to and bind and inure to the benefit of, as the case may be, not only the parties hereto but each and every of the personal representatives, successors and assigns of the respective parties, and whenever in this Lease a reference to either of the parties is made such reference shall be deemed to include, whenever applicable, also a reference to the personal representatives, successors and assigns of such party the same as if every case so expressed; and all of the conditions and covenants contained in this Lease shall be construed as covenants running with the land. No modification of this Lease agreed upon with any successor shall release the Lessee from liability under this Lease.

     33. HOLDING OVER. In the event the Lessee holds over or remains in the possession or occupancy of the demised premises after the expiration of the term of this Lease by lapse of time without any written Lease of said promises being made or entered into between the Lessor and the Lessee, such holding over or continued possession or occupancy shall not be deemed or be held to operate as any renewal or extension of the term of this Lease and shall, as rent is paid by Lessee and accepted and acknowledged by Lessor for or during any period of time the Lessee so holds over or remains in possession or occupancy, only create a tenancy from month to month at the rental, including items or charges in the nature of rent, hereinbefore provided for and subject to all applicable terms and conditions herein provided, and such month to month tenancy may at any time be terminated by either the Lessor or the Lessee giving to the other thirty (30) days' written notice of intention to terminate the same.

     34. LIENS. Lessee will not permit any mechanics', laborers' or materialmen's lien to stand against premises for any labor or material furnished to Lessee or claimed to have been furnished to Lessee or to Lessee's agents' contractors or sub-lessees, in connection with work of any character performed or claimed to have been performed on said premises by or at the direction or sufferance of Lessee, provided, however, that the Lessee shall have the right to contest the validity or amount of any such lien or claimed lien provided Lessee shall give to the Lessor reasonable security as may be demanded by the Lessor to insure payment thereof and prevent any sale, foreclosure or forfeiture of the premises by reason of such non-payment provided such security need not exceed one and one-half times the amount of such lien or claimed lien. On final determination of the lien or claim for lien the Lessee will immediately pay any judgement rendered plus all costs and charges and shall have the lien released or judgement satisfied at Lessee's own expense.

     35. RIGHT OF TERMINATION. This Lease shall not be terminable for any reason by either party hereto, except as expressly provided for in this instrument. Without limiting the generality of the foregoing, damage to or destruction of any portion or all of the building or buildings and fixtures upon the Leased Premises by fire, the elements or any other cause whatsoever, whether or not without fault on the part of the Lessee, shall not terminate this Lease or entitle the Lessee to surrender the Leased Premises, or entitle the Lessee to any abatement of or reduction in rent payable by the Lessee hereunder, except as specifically provided in this Lease, or otherwise affect the respective obligations of the parties hereto, any present or future law to the contrary notwithstanding.

     36. ARBITRATION. In the event of any dispute between the Lessor and Lessee concerning any provision of this Lease, such dispute shall be settled by three (3) disinterested arbitrators, one of whom shall be chosen by each of the parties hereto and the third by the two so chosen, or any such dispute may be submitted for arbitration to the American Arbitration Association upon application of either party hereto. Such arbitration shall be conducted by said Association under its rules and regulations then prevailing and the determination of such arbitration shall be final and binding upon both parties hereto. Only one of the above methods of arbitration shall be used in resolving any one dispute unless, in the case of submission to the three man arbitration group, they can not agree on a decision, in which case, if parties hereto are still in disagreement, the dispute will be submitted to the above mentioned Association for arbitration. The cost of any such arbitration shall be borne equally between the parties.

     37. QUIET ENJOYMENT. The Lessor covenants that the Lessee, on paying the rent and all other sums herein reserved, and performing all the other provisions hereof on the Lessee's part to be performed, shall and may at all times peaceably and quietly have, hold and enjoy the demised premises for the demised term, subject to the provisions of this Lease.

     38. EXPENDITURES BY LESSOR ON BEHALF OF LESSEE. If the Lessor shall make any expenditure or incur any liability which the Lessee is required to make or pay under this Lease, the amount thereof may, at the option of the Lessor, be added to and be deemed a part of any installment of rent thereafter falling due.

     39. PLACE 7 METHOD OF NOTICE AND PAYMENT DELIVERY. Lessor may from time to time designate some one person, firm or corporation, which may or may not be the Lessor, to receive notices, rental payments, tenders, documents, etc., which Lessee is required or permitted to deliver to or serve upon it respectively and will furnish Lessee the address of such designated receiver at least ten (10) days prior to effective date thereof. Any notice herein required or permitted to be given by Lessee to Lessor shall be deemed given if and when properly addressed and mailed by registered mail, postage prepaid, to Lessor or to receiver designated by Lessor.
     Any notice herein required or permitted to be given by Lessor to Lessee shall be deemed given if and when delivered or served personally or mailed in a sealed wrapper, by United States registered mail, postage prepaid, properly addressed to Lessee at the herein demised premises, whether or not Lessee has departed from, abandoned or vacated the premises, and any further or additional notice is hereby waived by Lessee.
     Until changed as herein provided, notices, communications and rental payments from Lessee to the Lessor shall be addressed as follows: D. E. Turner,
                                                                  -------------
32771 Seven Seas Drive, Laguna Niguel, California 92677.
-------------------------------------------------------

     40. LEASE IN DUPLICATE. For the convenience of the parties hereto, this Lease has been executed in duplicate, which in all respects are identical. Each of them shall be deemed complete in itself.

     41. RENT ABATEMENT. Should the Lessee be deprived of usage of all or any part of the demised premises herein provided by reason of demised premises being appropriated, condemned or taken by eminent domain, destroyed or damaged by fire or other insured loss or by calamity such as earthquake, flood, tornado, or similar or dissimilar violent action of the elements, or by the act of God, war, bombing, insurrection, invasion, or other calamities of such nature, without the fault of the Lessee and not resulting from the activities of Lessee, Lessee shall be entitled to abatement or reductions of rental, from date of such destruction, damage, appropriation, condemnation or taking of demised premises and for such period of time as such part or portion of demised premises immediately prior to said loss or usage of building and/or ground area, except that rental payable for any land herein reserved for future expansion of building or parking area shall not be included in rental so pro-rated unless such expansion area is a part of area lost by eminent domain.
     Under no circumstances will payments due Lessor from Lessee for any Leasehold improvements, as may be herein reserved, be subject to abatement or reduction, nor shall payments of taxes, assessments and insurance on demised premises, or other charges, whether similar or dissimilar thereto, herein provided to be paid by the Lessee, be subject to abatement, reduction or proration, except such as may be allowed or permitted by the Insurance Company providing Fire and Comprehensive Insurance coverage for demised property, taxing and/or assessing authority or by provisions of Paragraph 20 of this Lease.

     42. ABANDONMENT OF LEASED PREMISES. Lessee shall not vacate or abandon the demised premises at any time during the term of this Lease, and shall not permit the demised premises to remain unoccupied except during and for the purpose of making such repairs or restoration as may become necessary under the provisions hereof. If Lessee shall abandon, vacate, or surrender said premises or be dispossessed by process of law or otherwise, any personal property belonging to Lessee and left on the premises shall, at the option of the Lessor, be deemed abandoned by Lessee and shall forthwith become the property of Lessor.

     43. LEASE SURRENDER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall at the option of Lessor, terminate all or any existing subleases or subtenancies or may, at the option of Lessor, operate as an assignment to him of any or all of such subleases or subtenancies.

     44. INTEREST. Any sums payable to Lessor by Lessee, as herein provided, that are not paid when due shall, at option of Lessor bear interest at the rate of ten (10) per cent per annum from due date of such payment to date such payment and accumulated interest is paid to Lessor.



IN WITNESS WHEREOF, the Lessor and the Lessee have executed this instrument the day and year first above written.

Dale E. Turner & Frances R. Turner          Staar Surgical Company
__________________________________     ___________________________________
             LESSOR                                   LESSEE

By   /s/ Dale E. Turner              By    /s/ Thomas R. Waggoner
  --------------------------------      ----------------------------------
            Dale E. Turner                  Thomas R. Waggoner, President

By   /s/ Frances R. Turner          By     /s/ C. Frederick Reish
  --------------------------------      ----------------------------------
           Frances R. Turner               C. Frederick Reish, Secretary

STATE OF CALIFORNIA    }
                       }    SS
COUNTY OF LOS ANGELES  }

     On Oct. 31 , 1983, before me, the undersigned, a Notary Public in and for
        --------------
said County and State, personally appeared Thomas R. Waggoner known to me to be
                                           ------------------
the X President and C. Frederick Reish, personally known to me to be the X
   ---              ------------------                                  ---
Secretary of Staar Surgical Company, A California Corporation, the Corporation
             ------------------------------------------------
that executed the within Lease between said Corporation, as Lessee, and Dale E.
                                                                       -------
Turner & Frances R. Turner, as Lessor, consisting of 13 pages including
--------------------------                           --
Schedule "A", and the First Lease Addition, numbered consecutively from 1 to 15,
                                                                            --
and known to me to be the persons who executed the within Lease on behalf of the said Corporation, and acknowledged to me that said Corporation executed the same.

     WITNESS MY HAND AND OFFICIAL SEAL
                                           /s/ Bonnie M. Davis
                                        ---------------------------------------
                                        Notary Public in and for said County
(NOTARIAL SEAL)                                       and State

STATE OF CALIFORNIA   }
                      }     SS
COUNTY OF LOS ANGELES }

     On  October 31, 1983, before me, the undersigned, a Notary Public
         ----------------
in and for said County and State, personally appeared Dale E. Turner
                                                      --------------
and Frances R. Turner, personally known to me to be the person (persons) who
---------------------
executed the within Lease between Staar Surgical Company, a Calif. Corp.,
                                  ----------------------  --------------
Lessee, and Dale E. Turner and Frances R. Turner, Lessor, consisting of 13
            ------------------------------------                        --
pages including Schedule "A", and the First Lease Addition, numbered consecutively from 1 to 13, and acknowledged to me that he (they) executed the
                        --
same.

     WITNESS MY HAND AND OFFICIAL SEAL
                                           /s/ M. Kathleen Lansing
                                        ---------------------------------------
                                        Notary Public in and for said County
(NOTARIAL SEAL)                                       and State

                                 SCHEDULE "A"

     Attached to and made a part of Lease made the twentieth day of October,
                                               ----------------------------
1983, between Dale E. Turner and Frances R. Turner, Lessor, and Staar Surgical
----          ------------------------------------              --------------
Company, a California Corporation, Lessee.
---------------------------------

     The promises, covenants, agreements, statements, understandings and declarations made and set forth in this Schedule "A" are intended to and shall have the same force and effect as if set forth at length in the body of said Lease.

     The real property herein described, together with the improvements thereon or herein provided to be constructed or installed thereon shall constitute the total property leased by this Lease.

     1. LEGAL DESCRIPTION. All of Lot 2 and the North sixty-five (65') feet of Lot 3 Tract 28379 of Los Angeles County. Address of demised premises is 1911 Walker Avenue, Monrovia, California 91016.

     2. IMPROVEMENTS: The above described real property is improved with a structure of approximately 36,750 square feet. Building is completely air conditioned, lighted and fire sprinklered.

     3. FACILITY PREPARATION: Lease is accepting demised property in `as is' condition. Lessor shall, however, provide premise preparations as set forth in Paragraph 2 of First Lease Addition.

   THIS FIRST LEASE ADDITION made in the City of Monrovia, State of
California, as of the twentieth day of October, 1983, to Lease by and between Dale E. Turner and Frances R. Turner, Lessor, and Staar Surgical Company, A
------------------------------------              ----------------------
California Corporation, Lessee, dated the twentieth day of October, 1983,
----------------------                    ---------        -------
becomes a part thereof as though it were incorporated in and included as a part of the original.

                               WITNESSETH THAT,

   In consideration of the mutual promises, agreements, and covenants hereinafter contained, the parties hereto further agree as follows:

   1. LEASE TERM EXTENSION: The five year two month Lease Term as established in Paragraph 4 of this Lease may be extended, at option of Lessee, for two additional five (5) year terms, provided Lessee exercises such option at least four (4) months prior to then current expiration date established per terms of provisions of Paragraph 4 and this Paragraph 1 of the First Lease Addition, and further provided Lessee is then occupying said demised premises and is not then in default in the performance of any of the provisions of this Lease.

   2. FACILITY PREPARATION: Lessee is to accept building and premises in 'as is' condition and shall make all necessary leasehold improvements at expense of Lessee. Plans for Lessee proposed leasehold improvements affecting the present building improvements will be submitted to Lessor for approval prior to installation. Permission is hereby given by Lessor to Lessee to remove the room designated as a drying room located near the Northwest corner of the building. Lessor does not know the condition of and therefore does not warranty the drying room equipment. Lessor will have the following improvements made at the expense of Lessor:

     1. Install new steel rollup overhead door at North ground level truck entry.
     2. All air conditioning equipment shall be inspected and repaired as required. Lessor shall warranty said air conditioning equipment for a period of one hundred and twenty days and will pay in full for any major equipment replacements that may be required during the first six months of the Lease Term and one-half of such cost of replacements during the next six months.* The evaporative water coolers are excluded from any Lessor warranty or responsibility.
     3.  Paint exterior of building with color to be selected by Lessee.
     4.  Paint all mustard colored interior factory walls.
     5. Reroof main (original) building and check and repair, if needed, the balance of the roof system.

Lessor to have all the above work completed without delay.

   3. RENTAL PAYMENTS: Rental installments as established in Paragraph 5 of Lease shall start January 1, 1984. Lessee shall pay Lessor rental for the first thirty (30) months of any Lease Term Extension, as provided for in Paragraph 1 of this Lease Addition, as determined by the following method: The monthly rental rate starting January 1, 1989 shall be the monthly rental rate established in Paragraph 5 of this Lease adjusted to equal the increase, if any, in the Consumer Price Index, (United States City average, all items, 1967 equaling 100, from the U.S. Department of Labor, Bureau of Labor Statistics, Washington, D.C.) for the month of August 1988 over that of 300.3 for August 1983. At the end of each thirty (30) month period during Lease Term Extension (on June 1, 1991, January 1, 1994 and June 1, 1996 based on C.P.I. Index figures of March 1991, October 1993 and March 1996 respectively) the monthly rental payable as established by this Paragraph 3 for the first thirty (30) months of optioned Lease Term Extension, shall be adjusted, from the date of last rental adjustment, in accordance with provisions of this Paragraph, if any increase occurs, in the Consumer Price Index during each period as stipulated herein. In the event the monthly rental rate established in Paragraph 5 of this Lease is increased during the term of this Lease by a subsequent Lease Addition covering alteration or additions to demised premises the monthly rental established in such subsequent Lease Addition will be used as the base rental for determining the rental for any Lease Term Extension. If said Index is discontinued by the Government, then the most nearly comparable Index shall be substituted.

* Provided, however, if Lessee engages the services of Mr. Pat McClory in fulfillment of its obligation under Paragraph 5 of this First Lease Addition, Lessor shall warrant said air conditioning equipment for a period of one year and will pay in full for any major equipment replacements that may be required during the first year of the Lease term.

     4. PUBLIC LIABILITY INSURANCE: Insurance limits as set forth in Paragraph 13 of Lease shall be increased to $31,000,000.00 for Bodily Injury and Personal Injury combined for each occurance.

     5.  REPAIRS AND MAINTENANCE:     Lessee agrees to secure and keep in force
an air conditioning equipment service and maintenance contract from a qualified air conditioning servicing contractor approved by Lessor to perform monthly service as required or needed on all the air conditioning equipment and shall have all the air conditioning equipment included as a part of the demised premises in good and operable condition at expiration or termination of this Lease. In addition, if air conditioning equipment servicing contractor is not a qualified water chemist, Lessee shall also secure and keep in for a contract with a qualified water chemist to service the evaporative water condensor NOTE:
Airmac Heating & Air Conditioning (Mr. Pat McClory), 714-737-2034, is the most knowledgeable contractor of the air conditioning equipment in this building having maintained and serviced same for approximately eight years. Quoted service rate of 3225.00 per month.

     6. RESTORATION OR REBUILDING AFTER DAMAGE OR DESTRUCTION: The provisions of Paragraph 20 of basic Lease are hereby amended by way of addition as follows:
The provision that the starting time or time limitations to effect repairs, restoration or rebuilding be based on date of notification of such damage, fire, or other loss or calamity as the starting point is hereby amended to date Lessee and Lessor and their respective insurance carriers, as their interests may be affected, have mutually agreed to extent of damage and their respective liabilities.

     7.  LAND USE:     None of the demised land area not covered with a
building, built or approved by Lessor, shall be used for production work, storage or other non-vehicle parking uses without the prior written consent of the Lessor.

     8.  SUBTENANT:     Graphic Installation Services are now occupying
approximately 3000 square feet of the two story section of the demised premises. Lessor hereby assigns and Lessee hereby accepts assignment of Graphic Installation Services as a subtenant on a month to month basis under terms and conditions as set forth in attached letter rental agreement between Lessors and Graphic Installation Services as Lessee. Graphic Installation Services shall pay monthly rental of $1200.00 to Lessor for months of November and December. Starting January 1, 1984 said rental shall be payable to Staar Surgical Company.

IN WITNESS WHEREOF, the Lessor and Lessee have executed this instrument on the day and year first above written.

     Dale E. Turner & Frances R. Turner               Staar Surgical Company
-----------------------------------------       --------------------------------
              LESSOR                                         LESSEE


By:    /s/ Dale E. Turner                    By:     /s/ Tom Waggoner
   --------------------------------------       --------------------------------
           Dale E. Turner                        Thomas R. Waggoner, President


By:    /s/ Frances R. Turner                 By:    /s/ Frederick Reish
   --------------------------------------       --------------------------------
           Frances R. Turner                     C. Frederick Reish, Secretary

9. Right of First Refusal: If Lessor determines to sell all or any part of the premises, Lessor shall notify Lessee of the terms on which Lessor will be willing to sell.

    If Lessee, within 15 days after receipt of Lessor's notice, indicates in writing its agreement to purchase the premises or a part of the premises on the terms stated in Lessor's notice, Lessor shall sell and convey the premises or a part of the premises to Lessee on the terms stated in the notice. If Lessee does not indicate its agreement within 15 days, Lessor thereafter shall have the right to sell and convey the premises or a part of the premises to a third party on the same terms stated in the notice. If Lessor does not sell and convey the premises or a part of the premises within 90 days, any further transaction shall be deemed a new determination by Lessor to sell and convey the premises or a part of the premises and the provisions of this paragraph shall be applicable.

                                LEASE ADDITION

THIS THIRD LEASE ADDITION made in the City of Monrovia, State of California, as of the second day of January, 1987, to Lease by and between Turner Trust, Dale
E. Turner & Frances R. Turner, Trustees, Lessor, and Staar Surgical Company, A California Corporation, Lessee, dated the twentieth day of October, 1983, becomes a part thereof as though it were incorporated in and included as a part of the original.

                                WITNESSETH THAT,

    In consideration of the mutual promises, agreements, and covenants hereinafter contained, the parties hereto further agree as follows:

    1. CHANGES, ALTERATIONS AND RESTORATION: Lessor hereby grants permission to Lessee to cut up to a 6' wide by 8' high opening in rear wall of 1911 Walker Avenue building to provide access to 1900 South Myrtle Avenue building through opening of same size cut in rear (East) wall of 1900 South Myrtle Avenue building, provided:

        A. Opening is provided with necessary reinforcing to maintain the structural integrity of wall cut to provide said opening. Such opening reinforcing shall consist of a complete side and top frame made of T.S. (Tubular Steel) 5" x 2" x 0.1875 steel tube across the top, secured in place by two (2) each 5/8" x 6" redheads, and supported on each end by tubes of same size and secured in place by a minimum of three (3) each 5/8" x 6" redheads in each support.

        B. Opening and space between buildings shall be provided with a water proof surround of heavy gauge metal or other Lessor approved material.

        C. Opening shall be provided with a self closing Fire Underwriters approved fire door, either sliding or swinging, meeting current applicable code requirements for exterior wall on property line installation.

        D. Lessee shall, at expense of Lessee, close said opening and shall leave floors and said affected wall in as near pre-opening condition as possible on or before termination or expiration date of this Lease or usage by Lessee of premises located at 1900 South Myrtle Avenue, Monrovia.

    2. LEASE PROVISIONS: All the terms and provisions set forth in the basic Lease as extended, amended or clarified by the First and Second Lease Additions shall remain in full force and effect except such terms and provisions that have been specifically amended, extended or clarified by this Third Lease Addition.

IN WITNESS WHEREOF, the Lessor and Lessee have executed this instrument on the day and year first above written.

              TURNER TRUST                         STAAR SURGICAL COMPANY
------------------------------------      ----------------------------------
              LESSOR                                       LESSEE

By: /s/ Dale E. Turner, Trustee           By:  /s/ Thomas R. Waggoner
    --------------------------------           -----------------------------
    Dale E. Turner, Trustee                    Thomas R. Waggoner, President

By: /s/ Frances R. Turner, Trustee        By:  /s/ Donald Hardy
    --------------------------------           ------------------------------
    Frances R. Turner, Trustee                 Donald Hardy, Vice President

                                LEASE ADDITION

    THIS FOURTH LEASE ADDITION made in the City of Monrovia, State of California, as of the first day of October, 1988, to Lease by and between Turner Trust, Dale E. Turner & Frances R. Turner, Trustees, Lessor, and Staar Surgical Company, A California Corporation, Lessee, dated the twentieth day of October, 1988, becomes a part thereof as though it were incorporated in and included as a part of the original.

                               WITNESSETH THAT,

    IN CONSIDERATION OF THE MUTUAL PROMISES, AGREEMENTS, AND COVENANTS HEREINAFTER CONTAINED, THE PARTIES HERETO FURTHER AGREE AS FOLLOWS:

    1. LEASE TERM: The provisions of Paragraph 4 of Lease as extended by Paragraph 1 of First Lease Addition are further amended as follows: The Lease Term is hereby extended five (5) years to new termination date of December 31, 1993.

    2. RENTAL: The provisions of Paragraph 5 of Lease as extended by Paragraph 3 of First Lease Addition as hereby amended by way of addition as follows: The monthly rental rate starting January 1, 1989 shall be thirteen thousand five hundred thirty-five and no/100 dollars ($13,535.00) increasing the total rental payable under terms of this Lease by eight hundred twelve thousand one hundred and no/100 dollars ($812,100.00), from six hundred eighty-four thousand and no/100 dollars ($684,000.00) to one million four hundred ninety-six thousand one hundred and no/100 dollars ($1,496,100.00) subject to further adjustment June 1, 1991 and thereafter as provided for in Paragraph 3 of First Lease addition.

    3. RENTAL ADJUSTMENT IN CASE OF LEASE ASSIGNMENT OR SUBLETTING: Provisions of Paragraph 25 of basic Lease are extended as follows: Lessor shall, in the event Lessee in conformance with provisions of Paragraph 25 of Lease, makes an assignment or subleases demised premises have the additional option of further adjusting the rental rate being paid by Lessee at time of such assignment or subletting to increase monthly rental to the then current fair market rental rate. Fair market rate to be determined by mutual agreement between Lessee and Lessor based on local leasing rates for comparable property located in the local and adjacent areas supplied by reputable industrial leasing brokers active in the local and adjacent areas. In the event agreement can not be reached between Lessee and Lessor arbitration shall be had in accordance with applicable rules of the American Arbitration Association which are in effect at the time the demand for arbitration is filed.

    4. BANKRUPTCY OR INSOLVENCY OF LESSEE: The provisions of Paragraph 21 of Lease are modified as follows: In the event any petition in bankruptcy remains undismissed for a period of thirty (30) days through no fault of Lessee such period can be extended up to sixty (60) days provided due diligence has been and continues to be exercised to effect such dismissal.

    5. SECURITY DEPOSIT APPLICATION: Provisions of Paragraph 7 of basic Lease are further extended as follows: The Security deposit is to be applied as set forth in Paragraph 7 of Lease and shall not be used by Lessee toward payment of the last, or any other, months rental due Lessor. Lessor shall refund to Lessee, in accordance with terms of said Paragraph 7 of Lease, the then balance of the Security Deposit upon termination of this Lease.

    6. CONTAMINATION AND HAZARDOUS WASTE: Provisions of Paragraph 16 of basic Lease are extended as follows: Lessee shall not use any hazardous substances or substances that can generate contamination or hazardous waste without first obtaining a permit from the proper authority controlling use of such substance under California Health and Safety Codes. Lessee, in any event, shall conform to and comply with applicable California Health and Safety Codes in the cleanup and disposal of any contamination and/or hazardous waste that Lessee might generate on or near demised property during the lease term provided for herein, or any extension thereof.

     7. LEASE PROVISIONS: All terms and provisions set forth in the basic Lease as extended, amended or clarified by the First, Second, and Third Lease Additions shall remain in full force and effect except such terms and provisions that have been specifically amended, extended or clarified by this Fourth Lease Addition.

IN WITNESS WHEREOF, the Lessor and the Lessee have executed this instrument effective the day and year first above written.


         TURNER TRUST                                 STARR SURGICAL COMPANY
-------------------------------                   ------------------------------
          LESSOR                                            LESSEE


By:   /S/ Dale E. Turner                       By:    /S/ Tom Waggoner
   ----------------------------                   ------------------------------
     Dale E. Turner, Trustee                       Thomas R. Waggoner, President


By:   /S/ Frances R. Turner                    By:     /S/ LaMar Laster
   ----------------------------                   ------------------------------
     Frances R. Turner, Trustee                    LaMar F. Laster, Secretary

                                LEASE ADDITION

     THIS FIFTH LEASE ADDITION made in the City of Monrovia, State of
         -------                           ----------------
California, as of the ninth day of November, 1992, to Lease by and between
                     -------      ---------  ----
Turner Trust, Dale E. Turner & Frances R. Turner, Trustees, Lessor, and
----------------------------------------------------------
Staar Surgical Company, A California Corporation, Lessee, dated the twentieth
------------------------------------------------                   ----------
day of October, 1983 , becomes a part thereof as though it were incorporated
      --------  ----
and included as a part of the original.

                               WITNESSETH THAT,

     In consideration of the mutual promises, agreements, and covenants hereinafter contained, the parties hereto further agree as follows:

 1. LEASE TERM: The provisions of Paragraph 4 of Lease as amended and extended by Paragraphs 1 of the First and Fourth Lease Addition are further amended and extended as follows: The Lease Term is hereby extended for ten (10) years to a new termination date of December 31, 2003.

 2. FACILITY IMPROVEMENTS: Lessor shall pay up to thirty-five thousand dollars ($35,000.00) for facility improvements desired by Lessee.

 3. ACCESS TO 1941 WALKER AVENUE BUILDING: Lessor shall provide a 6' x 8' access opening in South wall of 1911 Walker building and in the North wall of 1941 Walker building to provide access to 1941 Walker for personnel and equipment. Plus an additional 3' x 6'8" personnel access doorway, if desired by Lessee and is structurally practical in location desired.

 4. LEASE PROVISIONS: All the terms and provisions set forth in the basic Lease as extended, amended and clarified by the First, Second, Third and Fourth Lease Additions shall remain in full force and effect except such terms and provisions that have been specifically amended, extended or clarified by this Fifth Lease Addition.

IN WITNESS WHEREOF, the Lessor and Lessee have executed this instrument on the day and year first above written.


     TURNER TRUST                               STAAR SURGICAL COMPANY
-----------------------------          ----------------------------------------
         LESSOR                                       LESSEE

By:    /s/ Dale E. Turner            By:     /s/ John R. Wolf
   --------------------------           ---------------------------------------
   Dale E. Turner, Trustee                 John R. Wolf, President

By:    /s/ Frances R. Turner         By:     /s/ LaMar Laster
   --------------------------           ---------------------------------------
   Frances R. Turner, Trustee           LaMar Laster, Chairman and Secretary